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                                                                   EXHIBIT 10.1


                               THIRD AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997 [the "First Amendment"] and the second amendment thereto dated June 30, 1997 [the "Second Amendment"], collectively, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Third Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Protected Amounts. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated June 30, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Third Amendment, which Protected Amounts are reflected on Exhibit 1D attached hereto and shall be incorporated as part of Exhibit 1D of the Partnership Agreement.

     4. Ratification. Except as expressly modified by this Third Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  July 18, 1997

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK;
                           SIGNATURE PAGE TO FOLLOW]


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     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.


                        FIRST INDUSTRIAL REALTY TRUST, INC.,
                        as sole general partner of the Partnership

                        By: _________________________________
                                Name:________________________
                                Title:_______________________




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                                   EXHIBIT 1B


                              SCHEDULE OF PARTNERS




GENERAL PARTNER                          NUMBER OF UNITS
---------------                          ---------------

First Industrial Realty Trust, Inc.           30,135,617

LIMITED PARTNERS
---------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                        137,489

BK Columbus Venture                               24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                 8,187

Michael W. Brennan                                 7,587

Edward Burger                                      9,261



National Discount Brokers
NBD Acct. # 4KB-432708                               770


National Discount Brokers
NBD Acct. # 4KB-432690                               770








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LIMITED PARTNERS                        NUMBER OF UNITS
----------------                        ---------------

Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                               12,551

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                        144,296

Robert L. Denton                                  6,286

Henry E. Dietz Trust UA Jan 16 81                36,476

W. Allen Doane TR of the W. Allen

Doane Trust UA May 31, 91                         4,416

Timothy Donohue                                   2,000

Farlow Road Associates Limited Partnership        2,751

Thelma C. Gretzinger Trust                          450

Clay Hamlin & Lynn Hamlin JT TEN WROS            15,159

Highland Associates Limited Partnership          69,039

Robert W. Holman Jr.                            150,134

Steven B. Hoyt                                  220,080

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LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------

Frederick K. Ito                                         3,880

Michael W. Jenkins                                       3,831

Peter Kepic                                              9,261

Paul T. Lambert                                         39,737

Lambert Investment Corporation                          13,606

LGR Investment Fund Ltd                                 22,556

Duane Lund                                                 617

Eileen Millar                                            2,880

Linda Miller                                             2,000

Peter Murphy                                            56,184

Anthony Muscatello                                      81,654

North Star Associates Limited Partnership               19,333

Arden O'Connor                                          63,845


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LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------

Peter O'Connor                                          66,181

Shidler Equities LP                                    254,541

Eduardo Paneque                                          2,000

Partridge Road Associates Limited Partnership            2,751

James C. Reynolds                                       38,697

Shadeland Associates Limited Partnership                42,976

Shadeland Corporation                                    4,442

Jay H. Shidler                                          65,118

Jay H. Shidler & Wallette A. Shidler

TEN ENT                                                  1,223

Michael B. Slade                                         2,829

Kevin Smith                                             13,571

Robert Stein                                            56,778

S. Larry Stein                                          56,778

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LIMITED PARTNERS                                       NUMBER OF UNITS
----------------                                       ---------------

Jonathan Stott                                                 130,026

Michael T. Tomasz                                               23,868

Mark S. Whiting                                                 25,206

Holman/Shidler Investment Corporation                           22,079

Joseph Dresner                                                 149,531

The Milton Dresner Revocable Trust
dated October 22, 1976                                         149,531

The Jack Friedman Revocable Living Trust
dated March 23, 1978                                            26,005

Jernie Holdings Corp.                                          180,499

Fourbur Family Co., L.P.                                        50,478

Fourbur Co., L.L.C.                                             27,987

Jerome Lazarus                                                  18,653

Constance Lazarus                                              417,961

Susan Burman                                                   523,155



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LIMITED PARTNERS                                       NUMBER OF UNITS
----------------                                       ---------------

Judith Draizin                                                 331,742

Jan Burman                                                      18,653

Danielle Draizin                                                 6,538

Heather Draizin                                                  6,538

Jason Draizin                                                   13,078

Charles T. Andrews                                                 754

Perry C. Caplan                                                  1,388

Charles S. Cook and
Shelby H. Cook, tenants in the entirety                            634

George L. Cramer, Jr.                                            2,262

Darwin B. Dosch                                                  1,388

Charles F. Downs                                                 1,508

Fitz & Smith Partnership                                         3,410

Dennis G. Goodwin and
Jeannie L. Goodwin, tenants in the entirety                      6,166




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LIMITED PARTNERS                                       NUMBER OF UNITS
----------------                                       ---------------

Internal Investment Company                                      3,016

Thomas J. Johnson, Jr. and
Sandra L. Johnson, tenants in the entirety                       2,142

Nourhan Kailian                                                  2,183

Craig R. Martin                                                    754

Joseph Musti                                                     1,508

Dean A. Nachtigall                                              10,076

Jack F. Ream                                                     1,071

Glenn C. & Linda A. Rexroth                                      2,142

Andre G. Richard                                                 1,508

Edward C. Roberts and
Rebecca S. Roberts, tenants in the entirety                      8,308

W.F.O. Rosenmiller                                                 634

Edward Jon Sarama                                                  634




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LIMITED PARTNERS                                       NUMBER OF UNITS
----------------                                       ---------------

David W. Smith, and
Doris L. Smith, tenants in the entirety                            754

Gary L. Smith and
Joyce A. Smith, tenants in the entirety                          1,508

SRS PARTNERSHIP                                                  2,142

Barry L. Tracey                                                  2,142

Malcolm Properties, L.L.C.                                      25,342

R.C.P. Associates,
a New Jersey limited partnership                                 3,060

The Worlds Fair V Associates,
a New Jersey general partnership                                 3,340

The Worlds Fair 25 Associates, a Limited Partnership,
a New Jersey limited partnership                                13,677

The Worlds Fair Office Associates,
a New Jersey general partnership                                 3,343

South Broad Company,
a New Jersey limited partnership                                22,534

Gamma Three Associates Limited Partnership,
a New Jersey limited partnership                                 3,338



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Ethel Road Associates,
a New Jersey limited partnership                                29,511

Jayeff Associates Limited Partnership,
a New Jersey limited partnership                                16,249

Suburban Roseland Associates, a Limited Partnership,
a New Jersey limited partnership                                 3,002

Worlds Fair Associates,
a New  Jersey general partnership                                6,134

Punia Company, L.L.C.,
a New Jersey limited liability company                           7,117

New Land Associates Limited Partnership,
a New Jersey limited partnership                                 1,664

Worlds Fair Limited Partnership,
a New Jersey limited partnership                                 1,664

Montrose Kennedy Associates,                                     4,874
a New Jersey general partnership





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                                   EXHIBIT 1D

                               PROTECTED AMOUNTS



Montrose Kennedy Associates,
a New Jersey general partnership                        $188,290









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                                                                      SCHEDULE 1

   Additional
Limited Partners                Number of Units   Capital Contribution
----------------                ---------------  -----------------------
Montrose Kennedy
Associates, a New Jersey
general partnership                      4,874             $144,722.00